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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         DATE OF REPORT: APRIL 25, 2002
                        (Date of earliest event reported)


                     BINGHAM FINANCIAL SERVICES CORPORATION

             (Exact name of registrant as specified in its charter)

MICHIGAN                            0-23381                   38-3313951

(State or other                   (Commission              (I.R.S. Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)



                   260 EAST BROWN STREET, BIRMINGHAM, MI 48009
               (Address of principal executive offices) (zip code)

                                 (248) 644-8838
              (Registrant's telephone number, including area code)




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Item 2. Acquisition or Disposition of Assets.

         On April 25, 2002, Bingham Financial Services Corporation ("Bingham") caused its wholly-owned subsidiary Origen Financial, Inc., a Virginia corporation ("Origen Inc."), to be merged with and into Origen Financial L.L.C. ("Origen LLC"). Origen Inc.'s operating subsidiaries were also merged into limited liability company subsidiaries of Origen LLC.

         The mergers were part of Bingham's recapitalization of its operating subsidiaries, which was approved by the Bingham shareholders in December 2001. As part of the recapitalization, three investors, Shiffman Family LLC, SUI TRS, Inc. and Woodward Holdings, LLC, contributed an aggregate of $40 million to Origen LLC. Bingham will retain an initial ownership interest of approximately 20% and the three investors will receive an initial aggregate ownership interest of approximately 80% in Origen LLC. The funds from the $40 million capital contributions were used to repay a substantial portion of Origen, Inc.'s and Bingham's debt to Sun Communities Operating Limited Partnership. The remaining portion of this debt was restructured as a one-year line of credit between Origen LLC as borrower and Sun Communities Operating Limited Partnership as lender

         Gary A. Shiffman, Bingham's Chairman of the Board and Secretary, and Arthur A. Weiss, a director of Bingham, are affiliated with other members of Origen LLC that received interests in Origen LLC in connection with the recapitalization. Mr. Shiffman is also a manager of Origen LLC. Shiffman Family LLC, which purchased approximately an 8.4% equity interest in Origen LLC, is owned and controlled by Mr. Shiffman and members of his immediate family. SUI TRS, Inc., which purchased approximately a 30% equity interest in Origen LLC, is wholly-owned by Sun Home Services, Inc. Sun Communities Operating Limited Partnership owns all of the non-voting preferred stock of Sun Home Services, which entitles Sun Communities Operating Limited Partnership to 95% of the cash flow from the operating activities of Sun Home Services (including the operating activities of SUI TRS) and effectively an approximate 30% interest in Origen LLC. Sun Communities, Inc., of which Mr. Shiffman is a director and officer and Mr. Weiss is a director, is the general partner of Sun Communities Operating Limited Partnership. Mr. Shiffman and the Estate of Milton M. Shiffman, his father, own all of the voting common stock of Sun Home Services, which entitles them to 5% of the cash flow from the operating activities of Sun Home Services (including the operating activities of SUI TRS) and effectively an approximate 1.6% interest in Origen LLC. Mr. Weiss is a personal representative of the Estate of Milton M. Shiffman. SUI TRS, Shiffman Family LLC and Woodward Holding have the option to buy Bingham's ownership interest in Origen LLC between 36 and 60 months from December 18, 2001. The purchase price of Bingham's interest would be its fair market value as determined by an appraiser selected by Origen LLC's managers. Bingham controls only two of the five votes of the managers and at least two of the remaining three votes will be controlled by the parties who hold the option. While the appraiser must be an independent investment banking firm, the purchasers of Bingham's interest would have greater influence in selecting the appraiser than Bingham would.

         The description of the merger and the recapitalization as described in this report does not purport to be complete and is qualified in its entirety by reference to the documents filed as exhibits to this report, each of which is incorporated by reference herein.




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Item 7.  Financial Statements and Exhibits

         (b)      Pro forma financial information.

                  We hereby incorporate by reference to Item 8 of Bingham's Annual Report on Form 10-K for the year ended December 31, 2001, as amended, which was prepared as if the merger had been effective as of December 18, 2001.


         (c)      Exhibits.

                  A list of the exhibits required by Item 601 of Regulation S-K to be filed as a part of this Form 8-K is shown on the "Exhibit Index" filed herewith.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BINGHAM FINANCIAL SERVICES CORPORATION



                                              /s/ Ronald A. Klein
                                        ----------------------------------------
                                        Ronald A. Klein,
                                        President and Chief Executive Officer




Dated: May 9, 2002



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                                  EXHIBIT INDEX

        EXHIBIT NO.                      DESCRIPTION


            2.7 Merger Agreement dated December 17, 2001 among Bingham Financial Services Corporation, Origen Financial, Inc., Origen Manufactured Home Financial, Inc., Dynex Insurance Agency, Inc., Origen Financial L.L.C., Origen Manufactured Home Financial, L.L.C. and Origen Insurance Agency, L.L.C. (incorporated by reference to Exhibit 2.7 of Bingham's Annual Report on Form 10-K filed April 1,
                        2002)

            10.1 Investment Agreement dated July 20, 2001 among Bingham, Woodward Holding, LLC, SUI TRS, Inc. and Shiffman Family LLC (Incorporated by reference to Exhibit 10.59 to Sun Communities, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001)

            10.2 Amendment to Investment Agreement dated August 13, 2001 among Bingham, Woodward Holding, LLC, SUI TRS, Inc. and Shiffman Family LLC (Incorporated by reference to
                        Exhibit 10.59 to Sun Communities, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001)

            10.3 Limited Liability Company Agreement of Origen Financial L.L.C. dated December 18, 2001 among Bingham, Woodward Holding, LLC, SUI TRS, Inc., and Shiffman Family LLC (Incorporated by reference to Exhibit 10.60 to Sun Communities, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001)

            10.4 Amended and Restated Subordinated Loan Agreement dated February 1, 2002 among Origen Financial, Inc., Origen Financial, L.L.C. and Sun Communities Operating Limited Partnership (Incorporated by reference to Exhibit 10.51 to Sun Communities, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001)


            10.5 First Amendment to Amended and Restated Subordinated Loan Agreement dated March 22, 2002 among Origen Financial, Inc., Origen Financial, L.L.C. and Sun Communities Operating Limited Partnership (Incorporated by reference to Exhibit 10.51 to Sun Communities, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001)



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        EXHIBIT NO.                      DESCRIPTION

            10.6 Third Amended and Restated Promissory Note dated March 22, 2002 executed by Origen Financial, Inc. and Origen Financial, L.L.C. in favor of Sun Communities Operating Limited Partnership (Incorporated by reference to Exhibit 10.52 to Sun Communities, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001)


            10.7 Amended and Restated Security Agreement dated February 1, 2002 between Origen Financial, Inc. and Sun Communities Operating Limited Partnership (Incorporated by reference to Exhibit 10.53 to Sun Communities, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001)


            10.8 Amended and Restated Stock Pledge Agreement dated February 1, 2002 between Origen Financial, Inc. and Sun Communities Operating Limited Partnership (Incorporated by reference to Exhibit 10.54 to Sun Communities, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001)


            10.9 Amended and Restated Limited Liability Company Interest Security and Pledge Agreement dated February 1, 2002 between Origen Financial, Inc. and Sun Communities Operating Limited Partnership (Incorporated by reference to Exhibit 10.55 to Sun Communities, Inc.'s Annual Report on Form 10-K for the year ended December 31,
                        2001)


            10.10 Security Agreement dated February 1, 2002 between Origen Financial, L.L.C. and Sun Communities Operating Limited Partnership (Incorporated by reference to Exhibit 10.56 to Sun Communities, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001)


            10.11 Limited Liability Company Interest Security and Pledge Agreement dated February 1, 2002 between Origen Financial, L.L.C. and Sun Communities Operating Limited Partnership (Incorporated by reference to Exhibit 10.57 to Sun Communities, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001)


            10.12 Amended and Restated Guaranty made February 1, 2002 by Bingham in favor of Sun Communities Operating Limited Partnership (Incorporated by reference to Exhibit 10.58 to Sun Communities, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001)



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         EXHIBIT NO.                   DESCRIPTION

            10.13 Participation Agreement dated February 28, 2002 between Sun Communities Operating Limited Partnership and Woodward Holding, LLC (Incorporated by reference to
                        Exhibit 10.61 to Sun Communities, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001)